Merger Overview May 6, 2013 Exhibit 99.2

ADDITIONAL INFORMATION AND WHERE TO FIND IT
This communication contains information about the proposed merger transaction involving Crestwood Midstream Partners LP (“Crestwood”) and Inergy Midstream, L.P.
(“Inergy”). In connection with the proposed merger transaction, Inergy will file with the SEC a registration statement on Form S-4 that will include a proxy statement/prospectus for the unitholders of Crestwood.  Crestwood  will mail the final proxy statement/prospectus to its unitholders.  INVESTORS AND UNITHOLDERS ARE URGED TO READ
THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY WHEN THEY BECOME
AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CRESTWOOD, INERGY, THE PROPOSED MERGER TRANSACTION AND
RELATED MATTERS.  Investors and unitholders will be able to obtain free copies of the proxy statement/prospectus and other documents filed with the SEC by Inergy and
Crestwood through the website maintained by the SEC at www.sec.gov.  In addition, investors and unitholders will be able to obtain free copies of documents filed by
Crestwood with the SEC from Crestwood’s website, www.crestwoodlp.com, under the heading “SEC Filings” in the “Investor Relations” tab and free copies of documents filed by Inergy with the SEC from Inergy’s website, www.inergylp.com/midstream, under the heading “SEC Filings” in the “Investor Relations” tab.
PARTICIPANTS IN THE SOLICITATION
Crestwood, Inergy and their respective general partner’s directors and executive officers may be deemed to be participants in the solicitation of proxies from the unitholders of Crestwood in respect of the proposed merger transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the unitholders of Crestwood in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement/prospectus when it is filed with the SEC.  Information regarding Crestwood’s directors and executive officers is contained in Crestwood’s Annual Report on Form 10-K for the year ended December 31, 2012, which is filed with the SEC.  Information regarding Inergy’s directors and executive officers is contained in Inergy’s Annual Report on Form 10-K for the year ended September 30, 2012, which is filed with the SEC. Free copies of these documents may be obtained from the sources described above.
SAFE HARBOUR FOR FORWARD-LOOKING STATEMENTS
The statements in this communication regarding future events, occurrences, circumstances, activities, performance, outcomes and results are forward-looking statements.
Although these statements reflect the current views, assumptions and expectations of Crestwood and Inergy management, the matters addressed herein are subject to numerous risks and uncertainties which could cause actual activities, performance, outcomes and results to differ materially from those indicated. Such forward-looking statements include, but are not limited to, statements about the future financial and operating results, objectives, expectations and intentions and other statements that are not historical facts. Factors that could result in such differences or otherwise materially affect Crestwood’s or Inergy’s financial condition, results of operations and cash flows include, without limitation, failure to satisfy closing conditions with respect to the merger; the risks that the Crestwood and Inergy businesses will not be integrated successfully or may take longer than anticipated; the possibility that expected synergies will not be realized, or will not be realized within the expected timeframe; fluctuations in oil, natural gas and NGL prices; the extent and success of drilling efforts, as well as the extent and quality of natural gas volumes produced within proximity of Crestwood or
Inergy  assets; failure or delays by customers in achieving expected production in their natural gas projects; competitive conditions in the industry and their impact on the ability of Crestwood or Inergy to connect natural gas supplies to Crestwood or Inergy gathering and processing assets or systems; actions or inactions taken or non-
performance by third parties, including suppliers, contractors, operators, processors, transporters and customers; the ability of Crestwood or Inergy to consummate acquisitions, successfully integrate the acquired businesses, realize any cost savings and other synergies from any acquisition; changes in the availability and cost of capital;
operating hazards, natural disasters, weather-related delays, casualty losses and other matters beyond Crestwood or Inergy’s control; timely receipt of necessary government approvals and permits, the ability of Crestwood or Inergy to control the costs of construction, including costs of materials, labor and right-of-way and other factors that may impact either company’s ability to complete projects within budget and on schedule; the effects of existing and future laws and governmental regulations, including environmental and climate change requirements; the effects of existing and future litigation; and risks related to the substantial indebtedness of either company, as well as other factors disclosed in Crestwood and Inergy’s filings with the U.S. Securities and Exchange Commission. You should read filings made by Crestwood and Inergy with the
U.S.Securities and Exchange Commission, including Annual Reports on Form 10-K for the year ended December 31, 2012 and September30, 2012, respectively, and the most recent Quarterly Reports and Current Reports for a more extensive list of factors that could affect results. Crestwood and Inergy do not assume any obligation to update these forward-looking statements.

A Strategic Combination

Crestwood Midstream Partners (NYSE: CMLP), Crestwood Holdings LLC, Inergy, L.P. (NYSE:NRGY) and
Inergy Midstream, L.P. (NYSE:NRGM) have executed definitive agreements to create a fully integrated midstream partnership with a total enterprise value of over $7 billion
Merger of equals creates an operating, financial and organizational platform that will be attractive to customers, creditors, investors, and employees
Transaction approved by the Boards of Directors and committees of independent directors of NRGY,
NRGM and CMLP
Unified strategy focused on servicing the midstream infrastructure needs of the most prolific shale plays in
North America
Marcellus Shale, Bakken Shale, Eagle Ford Shale, Permian Basin, PRB Niobrara Shale, Utica
Shale, Barnett Shale, Fayetteville Shale, Granite Wash, Haynesville Shale and Monterey Shale
Diverse collection of midstream assets and services with visible long-term growth potential, attractive operating and financial synergies and improved scale to execute major midstream infrastructure development and acquisition opportunities
Complementary blend of long-term fee-based contracted cash flows with high-growth shale assets and organic expansion opportunities
Crestwood and Inergy to merge forming a $7 billion midstream partnership
Combined, Crestwood and Inergy provide an integrated midstream service offering that links fundamental energy supply with fundamental energy demand

Niobrara
Bakken
Gammon
Mowry
Hilliard-Baxter-Mancos
Niobrara
Mancos
Hermosa
Pierre
Lewis
Monterey
Excello-Mulky
Woodford
Granite Wash
Avalon-Bone Spring
Barnett
Barnett-Woodford
Eagle Ford
Fayetteville
Haynesville-Bossier
New Albany
Antrim
Devonian
Conasauga
Utica
Marcellus

Crestwood® MIDSTREAM PARTNERS LP

INERGY

A Premier Shale Player
Pro Forma Asset Summary
1,300+ mmcf/d natural gas transportation
capacity
2,000+ mmcf/d gathering capacity
400+ mmcf/d processing capacity
1,000+ miles of pipeline
7 processing plants
80+ Bcf of current storage capacity
120,000 BPD crude oil rail loading capacity
275 tractors and 531 trailers
Significant North American NGL Logistics
business
Operations in virtually every premier shale play in North
America
Bath NGL Storage Facility
South Jersey Terminal
Seymour LPG Facility
Gathering and
Processing Assets
Greenfield Development Targets
4
Watkins Glen NGL Storage Facility
West Coast Midstream
NGL Transportation Offices
Rail Terminal
Tres Palacios
COLT Hub

Transaction Overview
New Inergy Midstream
Ownership
Transaction Structure
New Inergy, L.P.
Ownership
Financing
Cash and Unit Exchange
1.070 units of NRGM for each unit of CMLP
~$35 million one-time cash payment to CMLP unaffiliated public unitholders
CMLP public unitholders will own approximately 24.4%
Crestwood Holdings & affiliates will own approximately 13.7%
Current NRGM public unitholders will own approximately 19.4%
Current NRGY public unitholders will own approximately 29.9%;
The new NRGY will own approximately 4.7%; and
Current management of Inergy will own approximately 7.9%
Committed financing in place to complete transaction; no financing contingencies
Consideration
Current NRGY public unitholders will own approximately 56.4%;
Crestwood Holdings will own approximately 29.0%; and
Current management of NRGY will own approximately 14.6%
Pro Forma Leverage
NRGM: 4.2x, NRGY: 2.7x, Consolidated NRGY: 3.9x
Closing Conditions
CMLP unitholder vote

Sequence of Transactions
Crestwood Holdings
Contributes GP/IDRs to
NRGY
NRGY Distributes NRGM
Units
“Top-Up” Provision
CMLP merged into
wholly-owned sub of
NRGM in Merger of
Equals
56.4 million NRGM units distributed on a pro rata basis to NRGY unitholders in a tax-free distribution
Crestwood Holdings acquires the non-economic, general partner interest of
NRGY for $80 million cash
Crestwood Holdings contributes 100% of the general partner and incentive distribution rights of Crestwood Midstream for 35.1 million common units and
4.4 million subordinated units of NRGY, after adjusting for the distribution of
NRGM units by NRGY
Subject to CMLP unitholder approval, CMLP to merge with a wholly-owned subsidiary of Inergy Midstream
Merger consideration of (i) 1.070x unit exchange ratio and (ii) a cash payment of approximately $35 million ($1.03 / unit) to the unaffiliated CMLP public units
(other than Crestwood Holdings)
Exchange ratio based on 5% premium to CMLP’s 20-day VWAP at signing
(1) Based on 20-day trailing VWAP at signing.
Crestwood Holdings
Acquires Non-Economic
GP of Inergy, L.P.
Crestwood Holdings has a one-time right to exchange CMLP / NRGM units with NRGY at an agreed upon value
(1)
to increase its ownership in NRGY to a
maximum of 29.0%

Crestwood
MIDSTREAM PARTNERS LP

INERGY

Crestwood®
MIDSTREAM PARTNERS LP

INERGY

Strategic Highlights
Materially
Increased Size,
Scale and
Diversity
Complementary
Growth
Strategies
Low Cost
Capital Drives
Organic
Growth
Significant
Management
Experience &
Track Record
Cash Flow
Stability and
Visibility
Enhanced
Credit Profile
Strong
Sponsorship
and Alignment
of Interest with
LPs
Expanded
Participation in
Midstream
Value Chain

Increasing Scale & Diversification
CMLP NRGM + NRGY Pro Forma
Market Cap
Enterprise Value
(1)
Approximate
Segment
EBITDA
In a market where size matters, the pro forma enterprise possesses the critical scale and diversified platform to be a formidable competitor across the full midstream value chain
$1.5 B
$2.7 B
$3.3 B
$4.6 B
$5.4 B
$7.3 B
2013E EBITDA
(2)
~$178 MM ~$270 MM ~$450 MM
(1) Represents CMLP enterprise value (including private GP value) plus consolidated NRGY and NRGM enterprise value.
(2) Represents midpoint of 2013E guidance for CMLP and estimated EBITDA for NRGY and  NRGM for calendar year ended 12/31/2013.
8
Gathering
66%
Compression
20%
Processing
14%
Natural Gas
Storage &
Transportation
32%
Gathering
25%
Crude & NGL
Supply
Logistics
26%
Compression
8%
Processing
5%
Other
4%
Natural Gas
Storage &
Transportation
51%
Crude & NGL
Supply
Logistics
43%
Other
6%

Lean Gas
Residue Gas
Crude Oil

Crestwood® MIDSTREAM PARTNERS LP

INERGY

Expanding the Value Chain
Inergy Crestwood
Gas Gathering
Pipelines
CO2
Treating
Intrastate
& Interstate
Pipelines
Nat Gasoline
Iso-Butane
Butane
Propane
Ethane
Gas Gathering
Pipelines
Gas
Processing
Intrastate &
Interstate
Pipelines
Gas Storage
NGL
Fractionation
Mixed NGL
Pipelines
NGL
Storage & NGL
Pipelines
Trucks, Rail
Barges &
Crude
Pipelines
Crude Oil
Storage &
Terminals
Crude Oil
Refining
Storage
Barges &
Refined
Products
Pipelines
Rich Gas
The combined partnership represents a fully integrated midstream service provider with complementary business platforms positioned to compete across the midstream value chain
Offering customers a more comprehensive and competitive suite of services
Capturing incremental fee opportunities that expand margins and maximize returns on investment

Crestwood
MIDSTREAM PARTNERS LP
bp
ANTERO RESOURCES
bhpbilliton
devon
TOTAL
bp capital
Chesapeake
US Infrastructure
Sabine Oil & Gas
COMSTOCK RESOURCES
QUICKSILVER RESOURCES
VANTAGE ENERGY
INERGY
conEdison
Enterprise Products
New Jersey Natural Gas
PSEG
GAVILON
nationalgrid
Merrill Lynch
Anadarko
TENASKA
Sunoco Logistics
MARATHON
TESORO
ExxonMobil
OXY
REPSOL
CAIMAN ENERGY
Dominion
ConocoPhillips
Williams PARTNERS LP
PBF Energy
Chevron
TOTAL

Crestwood®
MIDSTREAM PARTNERS LP

INERGY

Linking Supply to Demand
Expect significant commercial and operating synergy by linking Crestwood producer relationships and access to supply at the wellhead with Inergy demand-side services and relationships
Natural Gas
NGLs Crude Oil

Supply   Demand

Niobrara
Gammon
Hilliard-Baxter-Mancos
Mancos
Monterey-Temblor
Hermosa
Lewis
Pierre
Monterey
Fayetteville
New Albany
Antrim
Devonian
Utica
Marcellus
Barnett
Barnett-Woodford
Haynesville-Bossier
Eagle Ford
Conasauga

Crestwood®
MIDSTREAM PARTNERS LP

INERGY

Low Cost Capital Drives Organic Growth
Significant Backlog of Organic Growth Projects and the Currency to Execute
1
2
3
4
5
1
Northeast Storage and
Transportation
2
Marcellus / Utica Gathering
and Processing
3
Bakken Crude Oil Logistics
4
Niobrara Gathering and
Processing
5
Permian Basin Gathering and
Processing
6
6
NGL Logistics
>$2.0 Bn of identified potential greenfield
development and bolt-on acquisition
opportunities
Both Crestwood and Inergy are
opportunity rich; expanded value chain
will drive additional opportunities
The combined partnership has the scale
and currency to execute large-scale
greenfield development opportunities
11
Two low-cost public currencies to
capitalize on growth opportunities
$1.2 Bn of committed revolver capacity
at NRGM and NRGY
Current NRGM 6.0% 2020 senior notes
YTW at ~4.6%
Current equity yield: NRGM at ~6.4%
and NRGY at ~5.2% yield

Cash Flow Stability and Visibility
Significant diversification provides greater
cash flow stability
Within the core operating segments;
10+ different assets with diversified
fundamental growth drivers
generating ~$20MM of EBITDA
No single customer, asset or business
unit constituting more than ~15% of
total cash flows
Significant gross margin supported by
long-term (take or pay and equivalent)
contracts
~51% of pro forma consolidated 2013E
gross margin under firm contract
Minimal direct commodity exposure;
no speculative commodity positions
2013E EBITDA Mix
2013E Gross Margin Mix
12
Cowtown
Inergy
Services
Marcellus
Stagecoach
COLT
Hub
Marc I
Alliance
Tres Palacios
Fayetteville
US Salt
Other
Firm
Contracts
51%
Fixed-Fee
33%
Un-
Contracted
16%

Enhanced Credit Profile
>$2.0 billion of equity issued to facilitate transaction; no new debt issuance
Expected credit rating in-line with current Inergy corporate family rating
Achieving investment grade status to further drive cost of capital synergies is a key objective of the partnership
Strong Balance Sheet, enhanced credit profile and increasing float maximizes access to capital and minimizes cost of capital
(1) Represents total consolidated pro forma Inergy debt divided by NRGM EBITDA plus NRGY EBITDA attributable to operating assets.
13
(1)
4.2x
3.7x
3.4x
3.2x
3.9x
3.7x
3.4x
3.2x
2.7x
2.1x
1.8x
1.4x
0.0x
1.0x
2.0x
3.0x
4.0x
5.0x
2H 2013 2014E 2015E 2016E
NRGM PF Consolidated NRGY PF NRGY PF

Strong pro forma balance sheet

Significant contracted cash flows and visible growth

Strong ability to continue de-leveraging

FIRST RESERVE

— ENERGY INVESTORS SINCE 1983 —

Mountaineer Keystone LLC

T3 Energy Services

RKI Exploration

National Oilwell

Cobalt International Energy

Dresser

Glencore

Borco

Basic energy services

PBF Energy

Weatherford

Pride International

sabine oil & gas

Superior Energy Services

Midstates Petroleum

Crestwood® Midstream Partners LP

Inergy

Strong Sponsorship
After this transaction, First Reserve, Crestwood management and Inergy management will have in excess of $1.5 billion invested in the combined partnership
Selected Significant Investments:
Denotes First Reserve portfolio companies currently under contract or engaged in business activities with Crestwood and/or Inergy.
14
30 year history of investing exclusively
in energy
Over $23 billion of capital raised since
inception
Examples include Crestwood’s current
contracts with Sabine Oil and Gas,
Mountaineer Keystone and RKI Exploration
and Inergy’s current contract with PBF
Energy
Significant industry relationships and broad
portfolio energy assets facilitate new business
opportunities
First Reserve, the largest and most experienced
private equity firm focused exclusively on energy,
continues to demonstrate its commitment to the
ongoing growth of the combined partnership

Intrepid Pro Forma Capital Structure
7.1mm
NRGM
Units
Fully committed financing in place to close transactions with no financing contingencies
53.8mm
NRGY
Units
20.5mm
NRGM
Units
15
Commitment for $365 million Term Loan B
Seeking change of control waiver for existing
$600 million revolver in merger pendency
Commitment for upsized $1.0 billion revolver
upon closing of merger
CMLP: $350 million 7.75% Sr. Notes due 2019
NRGM: $500 million 6.00% Sr. Notes due 2020
Seeking change of control waiver for existing
$550 million revolver in merger pendency
Commitment for potential new $250 million
revolver and $300 million Term Loan B
Crestwood Holdings
Inergy, L.P. (NRGY)
2.7x PF Estimated Leverage
Inergy Midstream (NRGM)
4.2x PF Estimated Leverage

GP Control
Cash

Crestwood® MIDSTREAM PARTNERS LP
INERGY

Transaction Structure
Crestwood
Holdings
NRGY
Public
Current
Inergy
Mgmt.
NRGY
NRGM
NRGM
Public
NRGY
NRGM
Public
Public
Management
Crestwood
Holdings
CMLP
Public
Management
First
Reserve
1
2
NRGY LP units
CMLP GP / IDR interest +
NRGM units (post merger)
3
LP Units + Cash
100% equity ownership +
assumption of CMLP debt
4
Transaction Steps:
Pro Forma Ownership Structure:
53.8 MM Units: 29%
Non-economic GP
7.1 MM Units: 5%
GP / IDR interest
27.1 MM NRGY Units: 15%
11.9 MM NRGM Units: 8%
65.9 MM Units: 44%
20.5 MM Units: 14%
104.6 MM NRGY Units: 56%
45.0 MM NRGM Units: 30%
16
($ in MM except per unit data)
Units (MM) Value %
NRGM
Public - NRGM 29.1 $699
19.4%
Public - CMLP 36.8 882
24.4%
Crestwood Holdings 20.5 493
13.7%
NRGY Unitholders 45.0 1,079 29.9%
NRGY 7.1 171
4.7%
Inergy Management 11.9 285
7.9%
Total Units 150.4 $3,609 100.0%
NRGY
Public - NRGY 104.6 $1,192
56.4%
Crestwood Holdings 53.8 613 29.0%
Inergy Management 27.1 309
14.6%
Total Units 185.5 $2,114 100.0%
1. NRGY distributes all NRGM units
currently held to NRGY unitholders
in a tax-free distribution
2. Crestwood Holdings acquires the GP
control of NRGY
3. Crestwood Holdings contributes the
GP/IDRs of CMLP plus CMLP NRGM
units (post merger) in exchange for
NRGY units
4. CMLP merged with wholly-owned
subsidiary of NRGM

Illustrative Transaction Timeline
Announce Transaction
NRGY Distributes
NRGM Units to
NRGY Unitholders
May 6
May June July August September
June
CMLP Files Proxy
Statement with SEC
May / June
NRGY Completes
Acquisition of CMLP
GP and IDRs
SEC Completes
Review of CMLP
Proxy Statement
July / August
NRGM Completes
Merger with CMLP
September 30
CMLP Unitholder
Vote
August / September
~ 4 to 5 Month From Announcement to Merger Closing
Transactions approved by NRGY, NRGM, and CMLP Boards of Directors and Committees of
Independent Directors
No major regulatory approvals required
Fully committed financing provides for no financing contingencies
CMLP majority unitholder approval required (First Reserve has agreed to support the transaction and currently owns 43% of the outstanding common units)

Pro Forma Governance
Management Team
Headquarters
Board of Directors
Houston, TX with executive offices in Kansas City, MO and Ft.
Worth, TX
Robert G. Phillips – Chairman, President and CEO
Remainder of management team will be built from the
combination of the two companies; all key executives expected to remain in place
Board composition to incorporate mix of NRGY, NRGM and
CMLP current directors
John Sherman to represent Inergy on NRGY and NRGM Boards
NRGY: First Reserve to designate directors at close of Crestwood
Holdings transactions
NRGM: Board composition to be determined post merger
Supportive GP
First Reserve is a leading global energy investment firm with over
30 years of investing experience in the energy industry

Crestwood MIDSTREAM PARTNERS LP

INERGY

Crestwood® MIDSTREAM PARTNERS LP

INERGY

Unified Strategic Vision
Unified and complementary strategic vision to delivering unitholder value
Develop and Acquire Assets Where the Infrastructure
Requirements are Greatest:  Become the Premier Shale Player
Leverage the Value Chain to Broaden Service Offerings,
Expand Margins, and Maximize Investment Returns
Preserve Strong Balance Sheet to Maximize Access to
Capital and Minimize Cost of Capital
Deliver First Class Customer Service
Safe and Reliable Operations a Number One Priority

Crestwood
MIDSTREAM PARTNERS LP

INERGY

Crestwood®
MIDSTREAM PARTNERS LP
INERGY

Strategic Highlights
Materially
Increased Size,
Scale and
Diversity
Complementary
Growth
Strategies
Low Cost Capital
Drives Organic
Growth
Significant
Management
Experience &
Track Record
Cash Flow
Stability and
Visibility
Enhanced Credit
Profile
Strong
Sponsorship and
Alignment of
Interest with LPs
Expanded
Participation in
Midstream Value
Chain

Q&A 21 21